UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01835

Pioneer Series Trust XI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Pioneer Core
Equity Fund
Semiannual Report  |  June 30, 2023

A: PIOTX	C: PCOTX	K: PCEKX	R: CERPX	Y: PVFYX

visit us: www.amundi.com/us

Pioneer Core Equity Fund | Semiannual Report | 6/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Core Equity Fund | Semiannual Report | 6/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Core Equity Fund | Semiannual Report | 6/30/233

Portfolio Management Discussion  |  6/30/23
In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the six-month period ended June 30, 2023. Mr. Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund’s investment portfolio, along with Ashesh “Ace” Savla, Team Leader of US Equity Quantitative Research, a vice president, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended June 30, 2023?
A	Pioneer Core Equity Fund’s Class A shares returned 11.89% at net asset value during the six-month period ended June 30, 2023, while the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 16.89%. During the same six-month period, the average return of the 1,469 mutual funds in Morningstar’s Large Blend Funds Category was 13.35%.
Q	How would you describe the investment environment in the equity markets during the six-month period ended June 30, 2023?
A	The US stock market, as measured the Fund’s benchmark, the S&P 500, rose by 16.89% during the first half of the year. Stocks posted robust returns as hopes that the US Federal Reserve (Fed) could be nearing the end of its long series of interest-rate increases helped the market overcome potential headwinds such as lower corporate earnings, turmoil in the banking sector, and worries about the possibility of a recession. The prospect of an improved interest-rate environment led to substantial outperformance for growth stocks versus value stocks over the six-month period, with returns of 29.02% and 5.12%, respectively, for the Russell 1000 Growth Index and Russell 1000 Value Index. The rally in the growth segment was led by a relatively narrow group of mega-cap technology-related stocks, including those that benefited from increased optimism surrounding the evolution of artificial intelligence (AI).
4Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Q	What were the most important factors that drove the Fund’s benchmark-relative performance during the six-month period ended June 30, 2023?
A	The Fund underperformed the S&P 500 during the six-month period, with much of the shortfall caused by the portfolio’s underweight, or zero, exposures to the large tech-related stocks that drove much of the market’s return. Lack of portfolio exposure to stocks like Apple and Tesla, to name two examples, detracted significantly from the Fund’s benchmark-relative performance for the six-month period. Our reluctance to invest the Fund in those stocks, in each case, reflected our view on their high valuations. In addition, the Fund’s underweight position in Microsoft (versus the benchmark) detracted from relative results. On the plus side within “big tech,” the portfolio’s overweight positions versus the S&P 500 in semiconductor firm Advanced Micro Devices (AMD), and in Meta Platforms (formerly Facebook), were the two largest positive contributors to the Fund’s benchmark-relative returns at the individual stock level.
The Fund’s positioning within the financials sector also lagged and detracted from relative performance, as the portfolio’s holdings of Charles Schwab and smaller regional banks Regions Financial and Truist Financial – all three of which were caught up in the turmoil that plagued the banking sector in the spring of 2023 – weighed on benchmark-relative results. The health care sector was another challenging area for the Fund versus the benchmark during the period, due to the weaker performance of the portfolio’s holdings of pharmaceutical giant Pfizer, and insurer Cigna. A position in life sciences company Organon was another notable detractor from the Fund’s relative returns for the six-month period.
On the positive side, the Fund’s holdings within the energy sector produced a double-digit gain and benefited benchmark-relative performance, even as the broader sector experienced a loss over the six-month period. The three energy stocks the Fund owns – Baker Hughes, EQT, and Shell – each outperformed their industry peers by a wide margin during the period.
The Fund’s relative performance also benefited from the strong showings by a number of portfolio holdings within the information technology sector, which somewhat offset the
Pioneer Core Equity Fund | Semiannual Report | 6/30/235

adverse effects of the portfolio’s positioning with respect to some of the sector’s mega-cap stocks that detracted from benchmark-relative returns. Within information technology, the Fund’s shares of Pure Storage rallied during the period, on robust first-quarter results and upbeat investor sentiment, as the company shifted to a subscription/services model and continued to increase its focus on enterprise clients. A position in chipmaker Micron Technology, which benefited from the broader upswing in the semiconductor industry, was an additional positive contributor to the Fund’s benchmark-relative returns. Finally, a position in National Instruments, which agreed to be acquired during the period (at a premium), also benefited the Fund’s relative performance.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended June 30, 2023?
A	No, the Fund had no exposure to derivatives during the six-month period.
Q	How would you characterize your positioning and broader view on the markets as of June 30, 2023?
A	The economy has been significantly aided by the continued drawdown of consumers’ excess savings from the COVID-19 era as well as other pandemic-related fiscal stimulus. However, we continue to expect economic growth to slow down in the second half of the year, due to the effects of higher interest rates.
Financial conditions have remained relatively tight. Further interest-rate increases by the Fed appear likely, in our view, as inflation has remained sticky in certain areas. In addition, we believe the market’s hopes for interest-rate cuts later in the year, or early in 2024, may prove premature. If the Fed does reduce interest rates, we believe it would likely be the result of weaker-than-expected economic conditions, a scenario that could be detrimental to both corporate profits and stock-market performance.
Corporate profit margins have remained quite high, though well off their peaks of a year or so ago. We believe further profit-margin contraction is likely for the majority of companies, and that corporate earnings estimates for the next several quarters
6Pioneer Core Equity Fund | Semiannual Report | 6/30/23

have remained overly optimistic. A mild recession, in our view, is now more likely than a “soft landing,” in which economic growth slows but remains positive while inflation is brought under control. In either scenario, we expect corporate earnings estimates will likely decline as economic uncertainty causes companies to take a more cautious approach. If the stock market adequately discounts a potential recession, however, we would anticipate becoming more constructive with regard to the Fund’s positioning.
Despite a very strong start to the year for equities, particularly for the narrow set of expensive mega-cap growth stocks we’ve discussed earlier, we remain cautious, given the speculative nature of the market. In the current environment, we have remained focused on bottom-up, fundamental stock picking. We have sought to take advantage of market volatility to invest the portfolio in stocks of what we believe are high-quality companies whose valuations are meaningfully below where we think they should be; a combination that, in our view, could offer a favorable trade-off of risk and return potential.
From a positioning perspective, communication services, financials, and industrials were the Fund’s three leading sector overweights versus the S&P 500 at the close of the six-month period. Conversely, the Fund’s largest underweights versus the benchmark as of period-end were to the information technology, consumer discretionary, and utilities sectors, due to what we view as the high valuations of stocks in those market segments.
Some mega-cap growth technology stocks such as AMD and Meta Platforms (discussed earlier) have done quite well amid the tech rally as well as the general excitement surrounding AI. We therefore have decreased the Fund’s weightings in those areas of the market, and have rotated into tech stocks that we believe have offered more attractive valuations.
In addition, we have trimmed the portfolio’s weighting in the energy sector, which has been a source of strong performance for the Fund. We have maintained a portfolio underweight to consumer staples stocks, with a focus on household and personal product stocks that lagged in performance during 2022, and where we now see potential upside for gross profit margins. The
Pioneer Core Equity Fund | Semiannual Report | 6/30/237

Fund had an equal weighting versus the S&P 500 in the health care sector as of the end of June. Within that sector, we have the highest level of conviction for companies in the medical technology industry, as we believe surgical procedures should begin to pick up now that COVID-19 has more or less receded into the rearview mirror. The Fund has positions in several medical tech firms with businesses levered to hospital procedures.
Within the financials sector, the Fund has a modest overweight to banks versus the benchmark. In particular, we have favored owning shares of some large regional banks, or “super-regionals,” that we believe possess advantageous deposit bases, and have displayed growth rates above those of their industry peers and/or operating leverage from benefits related to mergers and acquisitions.
In managing the portfolio, we have continued to rely on the combination of our experienced team of analysts and a proprietary corporate performance and valuation framework grounded in business-model economics. We believe those aspects of our investment process are critical to the potential success of the Fund, given the evolving secular and cyclical shifts taking place in nearly every industry.
8Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Please refer to the Schedule of Investments on pages 19- 23  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Core Equity Fund | Semiannual Report | 6/30/239

Portfolio Summary  |  6/30/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Alphabet, Inc., Class A	4.75%
2.	Microsoft Corp.	4.05
3.	Amazon.com, Inc.	3.33
4.	Hewlett Packard Enterprise Co.	3.09
5.	Home Depot, Inc.	3.01
6.	Pfizer, Inc.	2.99
7.	International Business Machines Corp.	2.93
8.	Intercontinental Exchange, Inc.	2.88
9.	Becton Dickinson & Co.	2.87
10.	Stryker Corp.	2.78

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Prices and Distributions  |  6/30/23
Net Asset Value per Share
Class	6/30/23	12/31/22
A	$20.23	$18.08
C	$16.12	$14.47
K	$20.26	$18.08
R	$19.96	$17.87
Y	$20.66	$18.46

Distributions per Share: 1/1/23 - 6/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$—	$—	$—
C	$—	$—	$—
K	$—	$—	$—
R	$—	$—	$—
Y	$—	$—	$—
Index Definition
The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12– 16.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2311

Performance Update | 6/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	S&P 500 Index
10 Years	11.26%	10.60%	12.86%
5 Years	10.48	9.17	12.31
1 Year	15.95	9.28	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
0.87%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
 The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Performance Update | 6/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund  during the periods shown, compared to that of the Standard & Poor’s 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	If Held	If Redeemed	S&P 500 Index
10 Years	10.36%	10.36%	12.86%
5 Years	9.60	9.60	12.31
1 Year	14.96	13.96	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
1.57%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share.  “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2313

Performance Update | 6/30/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index
10 Years	11.45%	12.86%
5 Years	10.83	12.31
1 Year	16.24	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
0.57%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on May 4, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning May 4, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Performance Update | 6/30/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index
10 Years	11.10%	12.86%
5 Years	10.15	12.31
1 Year	15.59	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
1.11%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on June 29, 2018, is the net asset value performance of the Fund’s Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning June 29, 2018, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2315

Performance Update | 6/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.
Average Annual Total Returns (As of June 30, 2023)
Period	Net Asset Value (NAV)	S&P 500 Index
10 Years	11.54%	12.86%
5 Years	10.70	12.31
1 Year	16.08	19.59
Expense Ratio (Per prospectus dated May 1, 2023)
Gross
0.66%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund
Based on actual returns from January 1, 2023 through June 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,118.90	$1,114.00	$1,120.60	$1,117.00	$1,119.20
Expenses Paid During Period*	$4.73	$8.96	$3.10	$6.40	$3.73

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.71%, 0.59%, 1.22%, and 0.71% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
Pioneer Core Equity Fund | Semiannual Report | 6/30/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2023 through June 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 1/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 6/30/23	$1,020.33	$1,016.31	$1,021.87	$1,018.74	$1,021.27
Expenses Paid During Period*	$4.51	$8.55	$2.96	$6.11	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.71%, 0.59%, 1.22%, and 0.71% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
18Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Schedule of Investments  |  6/30/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 98.9%
	Common Stocks — 96.7% of Net Assets
	Aerospace & Defense — 1.5%
266,162	Raytheon Technologies Corp.	$ 26,073,230
	Total Aerospace & Defense	$26,073,230

	Air Freight & Logistics — 1.4%
102,720	FedEx Corp.	$ 25,464,288
	Total Air Freight & Logistics	$25,464,288

	Banks — 3.5%
1,448,384	Regions Financial Corp.	$ 25,810,203
1,240,376	Truist Financial Corp.	37,645,411
	Total Banks	$63,455,614

	Biotechnology — 0.8%
73,316(a)	Alnylam Pharmaceuticals, Inc.	$ 13,925,641
	Total Biotechnology	$13,925,641

	Broadline Retail — 3.2%
444,745(a)	Amazon.com, Inc.	$ 57,976,958
	Total Broadline Retail	$57,976,958

	Building Products — 1.5%
406,730	Johnson Controls International Plc	$ 27,714,582
	Total Building Products	$27,714,582

	Capital Markets — 6.5%
595,271	Bank of New York Mellon Corp.	$ 26,501,465
725,820	Charles Schwab Corp.	41,139,478
442,916	Intercontinental Exchange, Inc.	50,084,941
	Total Capital Markets	$117,725,884

	Chemicals — 2.2%
130,250	Air Products and Chemicals, Inc.	$ 39,013,782
	Total Chemicals	$39,013,782

	Communications Equipment — 1.8%
630,791	Cisco Systems, Inc.	$ 32,637,126
	Total Communications Equipment	$32,637,126

	Consumer Staples Distribution & Retail — 1.3%
318,343	Sysco Corp.	$ 23,621,051
	Total Consumer Staples Distribution & Retail	$23,621,051

The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2319

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Shares		Value
	Electrical Equipment — 1.6%
145,166	Eaton Corp. Plc	$ 29,192,883
	Total Electrical Equipment	$29,192,883

	Electronic Equipment, Instruments & Components — 1.8%
171,353	CDW Corp.	$ 31,443,276
	Total Electronic Equipment, Instruments & Components	$31,443,276

	Energy Equipment & Services — 1.7%
982,018	Baker Hughes Co.	$ 31,041,589
	Total Energy Equipment & Services	$31,041,589

	Entertainment — 2.3%
469,684(a)	Walt Disney Co.	$ 41,933,388
	Total Entertainment	$41,933,388

	Financial Services — 3.8%
181,831(a)	Fiserv, Inc.	$ 22,937,981
193,057	Visa, Inc., Class A	45,847,176
	Total Financial Services	$68,785,157

	Food Products — 1.0%
207,979	McCormick & Co., Inc., Non-Voting Shares	$ 18,142,008
	Total Food Products	$18,142,008

	Health Care Equipment & Supplies — 6.9%
188,898	Becton Dickinson & Co.	$ 49,870,961
73,007(a)	Intuitive Surgical, Inc.	24,964,013
158,443	Stryker Corp.	48,339,375
	Total Health Care Equipment & Supplies	$123,174,349

	Hotels, Restaurants & Leisure — 0.8%
243,718(a)	Las Vegas Sands Corp.	$ 14,135,644
	Total Hotels, Restaurants & Leisure	$14,135,644

	Household Products — 3.6%
217,826	Church & Dwight Co., Inc.	$ 21,832,700
564,374	Colgate-Palmolive Co.	43,479,373
	Total Household Products	$65,312,073

	Interactive Media & Services — 7.9%
691,226(a)	Alphabet, Inc., Class A	$ 82,739,752
897,977(a)	Bumble, Inc., Class A	15,068,054
153,294(a)	Meta Platforms, Inc., Class A	43,992,312
	Total Interactive Media & Services	$141,800,118

The accompanying notes are an integral part of these financial statements.
20Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Shares		Value
	IT Services — 4.3%
400,383	Cognizant Technology Solutions Corp., Class A	$ 26,137,002
380,734	International Business Machines Corp.	50,946,017
	Total IT Services	$77,083,019

	Life Sciences Tools & Services — 2.2%
161,169	Danaher Corp.	$ 38,680,560
	Total Life Sciences Tools & Services	$38,680,560

	Machinery — 2.2%
56,642	Deere & Co.	$ 22,950,772
182,774	Stanley Black & Decker, Inc.	17,127,752
	Total Machinery	$40,078,524

	Oil, Gas & Consumable Fuels — 3.5%
660,512	EQT Corp.	$ 27,166,859
595,837	Shell Plc (A.D.R.)	35,976,638
	Total Oil, Gas & Consumable Fuels	$63,143,497

	Pharmaceuticals — 3.9%
896,822	Organon & Co.	$ 18,662,866
1,416,104	Pfizer, Inc.	51,942,695
	Total Pharmaceuticals	$70,605,561

	Semiconductors & Semiconductor Equipment — 5.8%
359,978(a)	Advanced Micro Devices, Inc.	$ 41,005,094
468,040	Microchip Technology, Inc.	41,931,703
345,298	Micron Technology, Inc.	21,791,757
	Total Semiconductors & Semiconductor Equipment	$104,728,554

	Software — 6.6%
28,919	Intuit, Inc.	$ 13,250,396
206,998	Microsoft Corp.	70,491,099
169,069(a)	Salesforce, Inc.	35,717,517
	Total Software	$119,459,012

	Specialized REITs — 2.7%
106,678	American Tower Corp.	$ 20,689,131
243,027	Digital Realty Trust, Inc.	27,673,485
	Total Specialized REITs	$48,362,616

	Specialty Retail — 4.5%
232,579	Best Buy Co., Inc.	$ 19,059,849
168,757	Home Depot, Inc.	52,422,675
81,625	Ross Stores, Inc.	9,152,611
	Total Specialty Retail	$80,635,135

The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2321

Schedule of Investments  |  6/30/23
(unaudited) (continued)
Shares		Value
	Technology Hardware, Storage & Peripherals — 4.5%
3,201,305	Hewlett Packard Enterprise Co.	$ 53,781,924
715,465(a)	Pure Storage, Inc., Class A	26,343,421
	Total Technology Hardware, Storage & Peripherals	$80,125,345

	Trading Companies & Distributors — 1.4%
389,767(a)	AerCap Holdings NV	$ 24,758,000
	Total Trading Companies & Distributors	$24,758,000

	Total Common Stocks (Cost $1,493,373,048)	$1,740,228,464

	SHORT TERM INVESTMENTS — 2.2% of Net Assets
	Open-End Fund — 2.2%
40,456,710(b)	Dreyfus Government Cash Management, Institutional Shares, 5.00%	$ 40,456,710
		$ 40,456,710

	TOTAL SHORT TERM INVESTMENTS (Cost $40,456,710)	$40,456,710

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.9% (Cost $1,533,829,758)	$1,780,685,174
	OTHER ASSETS AND LIABILITIES — 1.1%	$ 19,609,192
	net assets — 100.0%	$1,800,294,366

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2023, aggregated $823,452,539 and $889,147,504, respectively.
At June 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,533,881,588 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$296,173,684
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(49,370,098)
Net unrealized appreciation	$246,803,586
The accompanying notes are an integral part of these financial statements.
22Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,740,228,464	$—	$—	$1,740,228,464
Open-End Fund	40,456,710	—	—	40,456,710
Total Investments in Securities	$ 1,780,685,174	$ —	$ —	$ 1,780,685,174
During the period ended June 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2323

Statement of Assets and Liabilities  |  6/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,533,829,758)	$1,780,685,174
Receivables —
Investment securities sold	20,765,712
Fund shares sold	238,307
Dividends	1,622,122
Interest	118,153
Other assets	64,205
Total assets	$1,803,493,673
LIABILITIES:
Payables —
Investment securities purchased	$ 1,630,435
Fund shares repurchased	795,567
Trustees' fees	3,870
Professional fees	92,394
Transfer agent fees	244,437
Registration fees	120,008
Printing fees	24,783
Management fees	73,109
Administrative expenses	50,103
Distribution fees	35,824
Accrued expenses	128,777
Total liabilities	$ 3,199,307
NET ASSETS:
Paid-in capital	$1,473,618,743
Distributable earnings	326,675,623
Net assets	$ 1,800,294,366
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,735,339,613/85,798,477 shares)	$ 20.23
Class C (based on $6,627,248/411,103 shares)	$ 16.12
Class K (based on $26,213,701/1,293,818 shares)	$ 20.26
Class R (based on $1,079,794/54,096 shares)	$ 19.96
Class Y (based on $31,034,010/1,501,817 shares)	$ 20.66
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $20.23 net asset value per share/100%-5.75% maximum sales charge)	$ 21.46
The accompanying notes are an integral part of these financial statements.
24Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 6/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$16,431,125
Interest from unaffiliated issuers	242,314
Total Investment Income		$ 16,673,439
EXPENSES:
Management fees	$ 4,288,362
Administrative expenses	323,867
Transfer agent fees
Class A	429,311
Class C	3,149
Class K	23
Class R	377
Class Y	16,054
Distribution fees
Class A	2,066,265
Class C	32,846
Class R	2,458
Shareowner communications expense	40,574
Custodian fees	7,193
Registration fees	38,223
Professional fees	62,626
Printing expense	32,969
Officers' and Trustees' fees	57,070
Miscellaneous	250,123
Total expenses		$ 7,651,490
Net investment income		$ 9,021,949
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 37,964,654
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$147,385,540
Net realized and unrealized gain (loss) on investments		$ 185,350,194
Net increase in net assets resulting from operations		$194,372,143
The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2325

Statements of Changes in Net Assets
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 9,021,949	$ 15,076,382
Net realized gain (loss) on investments	37,964,654	95,909,587
Change in net unrealized appreciation (depreciation) on investments	147,385,540	(484,172,864)
Net increase (decrease) in net assets resulting from operations	$ 194,372,143	$ (373,186,895)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($— and $1.28 per share, respectively)	$ —	$ (109,531,375)
Class C ($— and $1.17 per share, respectively)	—	(465,999)
Class K ($— and $1.34 per share, respectively)	—	(2,003,770)
Class R ($— and $1.22 per share, respectively)	—	(59,948)
Class Y ($— and $1.33 per share, respectively)	—	(1,875,435)
Total distributions to shareowners	$ —	$ (113,936,527)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 10,712,878	$ 48,544,168
Reinvestment of distributions	—	108,491,794
Cost of shares repurchased	(80,983,576)	(194,250,490)
Net decrease in net assets resulting from Fund share transactions	$ (70,270,698)	$ (37,214,528)
Net increase (decrease) in net assets	$ 124,101,445	$ (524,337,950)
NET ASSETS:
Beginning of period	$1,676,192,921	$2,200,530,871
End of period	$ 1,800,294,366	$1,676,192,921
The accompanying notes are an integral part of these financial statements.
26Pioneer Core Equity Fund | Semiannual Report | 6/30/23

	Six Months Ended 6/30/23 Shares (unaudited)	Six Months Ended 6/30/23 Amount (unaudited)	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount
Class A
Shares sold	250,553	$ 4,742,744	826,168	$ 16,983,266
Reinvestment of distributions	—	—	5,769,096	105,679,764
Less shares repurchased	(3,757,626)	(71,344,229)	(8,013,522)	(161,578,206)
Net decrease	(3,507,073)	$(66,601,485)	(1,418,258)	$ (38,915,176)
Class C
Shares sold	19,842	$ 299,455	89,883	$ 1,399,378
Reinvestment of distributions	—	—	31,825	465,600
Less shares repurchased	(55,197)	(845,062)	(177,023)	(2,842,843)
Net decrease	(35,355)	$ (545,607)	(55,315)	$ (977,865)
Class K
Shares sold	51,617	$ 1,002,848	686,516	$ 14,068,644
Reinvestment of distributions	—	—	29,865	548,294
Less shares repurchased	(237,544)	(4,550,035)	(645,560)	(12,968,045)
Net increase (decrease)	(185,927)	$ (3,547,187)	70,821	$ 1,648,893
Class R
Shares sold	8,162	$ 148,898	6,871	$ 139,135
Reinvestment of distributions	—	—	3,316	59,948
Less shares repurchased	(4,225)	(79,929)	(22,867)	(443,294)
Net increase (decrease)	3,937	$ 68,969	(12,680)	$ (244,211)
Class Y
Shares sold	233,415	$ 4,518,933	715,848	$ 15,953,745
Reinvestment of distributions	—	—	92,916	1,738,188
Less shares repurchased	(212,791)	(4,164,321)	(790,286)	(16,418,102)
Net increase	20,624	$ 354,612	18,478	$ 1,273,831
The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2327

Financial Highlights
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class A
Net asset value, beginning of period	$ 18.08	$ 23.39	$ 22.55	$ 20.30	$ 15.93	$ 20.58
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.16	$ 0.13	$ 0.16	$ 0.15	$ 0.17
Net realized and unrealized gain (loss) on investments	2.05	(4.19)	5.48	4.02	4.84	(1.68)
Net increase (decrease) from investment operations	$ 2.15	$ (4.03)	$ 5.61	$ 4.18	$ 4.99	$ (1.51)
Distributions to shareowners:
Net investment income	$ —	$ (0.16)	$ (0.12)	$ (0.15)	$ (0.15)	$ (0.14)
Net realized gain	—	(1.12)	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.28)	$ (4.77)	$ (1.93)	$ (0.62)	$ (3.14)
Net increase (decrease) in net asset value	$ 2.15	$ (5.31)	$ 0.84	$ 2.25	$ 4.37	$ (4.65)
Net asset value, end of period	$ 20.23	$ 18.08	$ 23.39	$ 22.55	$ 20.30	$ 15.93
Total return (b)	11.89%(c)	(17.24)%(d)	25.57%	20.83%	31.41%	(8.70)%(e)
Ratio of net expenses to average net assets	0.90%(f)	0.87%	0.88%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.05%(f)	0.81%	0.54%	0.78%	0.80%	0.82%
Portfolio turnover rate	49%(c)	75%	64%	76%	93%	114%
Net assets, end of period (in thousands)	$1,735,340	$1,614,739	$2,121,706	$1,829,528	$1,647,120	$1,363,460
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.74)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
28Pioneer Core Equity Fund | Semiannual Report | 6/30/23

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class C
Net asset value, beginning of period	$14.47	$ 19.01	$19.15	$17.51	$ 13.82	$18.26
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.02	$ 0.01	$ (0.09)(b)	$ (0.00)†	$ 0.00†	$ 0.00†
Net realized and unrealized gain (loss) on investments	1.63	(3.38)	4.60	3.42	4.19	(1.44)
Net increase (decrease) from investment operations	$ 1.65	$ (3.37)	$ 4.51	$ 3.42	$ 4.19	$ (1.44)
Distributions to shareowners:
Net investment income	$ —	$ (0.05)	$ —	$ —	$ (0.03)	$ —
Net realized gain	—	(1.12)	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.17)	$ (4.65)	$ (1.78)	$ (0.50)	$ (3.00)
Net increase (decrease) in net asset value	$ 1.65	$ (4.54)	$ (0.14)	$ 1.64	$ 3.69	$ (4.44)
Net asset value, end of period	$16.12	$ 14.47	$19.01	$19.15	$ 17.51	$13.82
Total return (c)	11.40%(d)	(17.76)%(e)	24.39%	19.80%	30.42%(f)	(9.45)%(g)
Ratio of net expenses to average net assets	1.71%(h)	1.57%	1.81%	1.70%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets	0.23%(h)	0.09%	(0.41)%	0.00% †	0.01%	0.02%
Portfolio turnover rate	49%(d)	75%	64%	76%	93%	114%
Net assets, end of period (in thousands)	$6,627	$ 6,460	$9,539	$9,484	$11,208	$9,416
†	Amount rounds to less than $0.01 or 0.01%.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	The class action lawsuit did not have an impact on the total return.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2019, the total return would have been 30.35%.
(g)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (9.50)%.
(h)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2329

Financial Highlights  (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	5/4/18* to 12/31/18
Class K
Net asset value, beginning of period	$ 18.08	$ 23.39	$ 22.54	$ 20.28	$ 15.91	$ 20.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.23	$ 0.21	$ 0.23	$ 0.21	$ 0.16
Net realized and unrealized gain (loss) on investments	2.05	(4.20)	5.48	4.02	4.84	(1.86)
Net increase (decrease) from investment operations	$ 2.18	$ (3.97)	$ 5.69	$ 4.25	$ 5.05	$ (1.70)
Distributions to shareowners:
Net investment income	$ —	$ (0.22)	$ (0.19)	$ (0.21)	$ (0.21)	$ (0.21)
Net realized gain	—	(1.12)	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.34)	$ (4.84)	$ (1.99)	$ (0.68)	$ (3.21)
Net increase (decrease) in net asset value	$ 2.18	$ (5.31)	$ 0.85	$ 2.26	$ 4.37	$ (4.91)
Net asset value, end of period	$ 20.26	$ 18.08	$ 23.39	$ 22.54	$ 20.28	$ 15.91
Total return (b)	12.06%(c)	(16.98)%(d)	25.93%	21.23%	31.85%	(8.47)%(c)(e)
Ratio of net expenses to average net assets	0.59%(f)	0.57%	0.56%	0.56%	0.56%	0.57%(f)
Ratio of net investment income (loss) to average net assets	1.35%(f)	1.13%	0.84%	1.12%	1.15%	1.17%(f)
Portfolio turnover rate	49%(c)	75%	64%	76%	93%	114%(c)
Net assets, end of period (in thousands)	$26,214	$26,761	$32,961	$38,160	$36,206	$41,733
*	Class K shares commenced operations on May 4, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.51)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Pioneer Core Equity Fund | Semiannual Report | 6/30/23

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	6/29/18* to 12/31/18
Class R
Net asset value, beginning of period	$17.87	$ 23.11	$22.37	$20.20	$15.90	$21.08
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.11	$ 0.06	$ 0.08	$ 0.08	$ 0.06
Net realized and unrealized gain (loss) on investments	2.02	(4.13)	5.41	4.00	4.82	(2.08)
Net increase (decrease) from investment operations	$ 2.09	$ (4.02)	$ 5.47	$ 4.08	$ 4.90	$ (2.02)
Distributions to shareowners:
Net investment income	$ —	$ (0.10)	$ (0.08)	$ (0.13)	$ (0.13)	$ (0.16)
Net realized gain	—	(1.12)	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.22)	$ (4.73)	$ (1.91)	$ (0.60)	$ (3.16)
Net increase (decrease) in net asset value	$ 2.09	$ (5.24)	$ 0.74	$ 2.17	$ 4.30	$ (5.18)
Net asset value, end of period	$19.96	$ 17.87	$23.11	$22.37	$20.20	$15.90
Total return (b)	11.70%(c)	(17.43)%(d)	25.18%	20.45%	30.90%	(8.76)%(c)(e)
Ratio of net expenses to average net assets	1.22%(f)	1.11%	1.16%	1.24%	1.25%	1.06%(f)
Ratio of net investment income (loss) to average net assets	0.73%(f)	0.55%	0.23%	0.40%	0.43%	0.62%(f)
Portfolio turnover rate	49%(c)	75%	64%	76%	93%	114%(c)
Net assets, end of period (in thousands)	$1,080	$ 896	$1,452	$ 567	$ 141	$ 45
*	Class R shares commenced operations on June 29, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	The class action lawsuit did not have an impact on the total return.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.80)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2331

Financial Highlights  (continued)
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class Y
Net asset value, beginning of period	$ 18.46	$ 23.84	$ 22.90	$ 20.59	$ 16.14	$ 20.80
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.21	$ 0.19	$ 0.21	$ 0.20	$ 0.22
Net realized and unrealized gain (loss) on investments	2.08	(4.26)	5.57	4.07	4.92	(1.71)
Net increase (decrease) from investment operations	$ 2.20	$ (4.05)	$ 5.76	$ 4.28	$ 5.12	$ (1.49)
Distributions to shareowners:
Net investment income	$ —	$ (0.21)	$ (0.17)	$ (0.19)	$ (0.20)	$ (0.17)
Net realized gain	—	(1.12)	(4.65)	(1.78)	(0.47)	(3.00)
Total distributions	$ —	$ (1.33)	$ (4.82)	$ (1.97)	$ (0.67)	$ (3.17)
Net increase (decrease) in net asset value	$ 2.20	$ (5.38)	$ 0.94	$ 2.31	$ 4.45	$ (4.66)
Net asset value, end of period	$ 20.66	$ 18.46	$ 23.84	$ 22.90	$ 20.59	$ 16.14
Total return (b)	11.92%(c)	(17.04)%(d)	25.84%	21.04%	31.80%(e)	(8.53)%(f)
Ratio of net expenses to average net assets	0.71%(g)	0.66%	0.65%	0.67%	0.66%	0.64%
Ratio of net investment income (loss) to average net assets	1.24%(g)	0.99%	0.76%	1.03%	1.03%	1.05%
Portfolio turnover rate	49%(c)	75%	64%	76%	93%	114%
Net assets, end of period (in thousands)	$31,034	$27,336	$34,872	$26,346	$26,272	$17,603
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2022, the total return would have been (17.08)%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2019, the total return would have been 31.74%.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.60)%.
(g)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Notes to Financial Statements  |  6/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Core Equity Fund (the “Fund”) is a series of Pioneer Series Trust XI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
Pioneer Core Equity Fund | Semiannual Report | 6/30/2333

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
34Pioneer Core Equity Fund | Semiannual Report | 6/30/23

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2335

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
36Pioneer Core Equity Fund | Semiannual Report | 6/30/23

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$ 19,026,991
Long-term capital gains	94,909,536
Total	$113,936,527
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 953,043
Undistributed long-term capital gains	31,932,391
Net unrealized appreciation	99,418,046
Total	$132,303,480
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You
Pioneer Core Equity Fund | Semiannual Report | 6/30/2337

may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $10,907 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could
38Pioneer Core Equity Fund | Semiannual Report | 6/30/23

adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2339

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, less liquid trading markets, extreme price volatility, currency risks, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
40Pioneer Core Equity Fund | Semiannual Report | 6/30/23

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $5 billion and 0.45% of the Fund’s average daily net assets over $5 billion. For the six months ended June 30, 2023, the effective management fee was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2341

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended June 30, 2023, the Fund paid $57,070 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At June 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $3,870 and a payable for administrative expenses of $50,103, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$38,709
Class C	685
Class K	109
Class R	242
Class Y	829
Total	$ 40,574
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as
42Pioneer Core Equity Fund | Semiannual Report | 6/30/23

compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2023, CDSCs in the amount of $759 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an
Pioneer Core Equity Fund | Semiannual Report | 6/30/2343

allocation schedule set forth in the credit agreement. For the six months ended June 30, 2023, the Fund had no borrowings under the credit facility.
44Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Core Equity Fund | Semiannual Report | 6/30/23 45

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
46Pioneer Core Equity Fund | Semiannual Report | 6/30/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Core Equity Fund | Semiannual Report | 6/30/2347

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19408-17-0823

ITEM 2.	CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting • Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $26,447 and $18,143 during the fiscal years ended March 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date September 5, 2023

*	Print the name and title of each signing officer under his or her signature.